UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007

International Gold Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50103	71-911780705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 S. Alton Way, Suite B-230 Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

(303) 936-1300
(Company’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

On June 27, 2007, International Gold Resources, Inc. (the “Company”) (OTCBB:  IGRU), a Delaware Corporation, received $125,000 in connection with the exercise of 500,000 warrants held by Tim Acton, the Chief Executive Officer of the Company, to purchase 500,000 shares of the Company’s common stock, par value $0.0002 per share (“Common Stock”).  Mr. Acton previously acquired these warrants from the Company on March 28, 2007 as part of his initial compensation package.  Each warrant provides the right to purchase one share of the Company’s Common Stock at an exercise price of $0.25 per unregistered share.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On May 15, 2007, the Company issued 833,700 unregistered shares of Common Stock upon conversion of all of its outstanding convertible debentures with an aggregate principal amount of $416,850 and with interest rates of 24% per annum.  No underwriting discounts or commissions were paid in connection with these transactions.  The Company issued the foregoing securities in reliance on Section 3(9) of the Securities Act of 1933, as amended, because the convertible debentures were exchanged by the Company with existing security holders exclusively and no commission or other remuneration was paid or given directly or indirectly for the exchange.

On May, 1, 2007, the Company issued the cashless warrants, with each cashless warrant valid to purchase one unregistered share of Common Stock, to Rodolfo (Mike) Michels, Group Controller of the Company, as part of his initial compensation package:  50,000 cashless warrants entitling him to purchase 50,000 shares of Common Stock at $0.70 per share exercisable on or before April 30, 2010. The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On April 30, 2007, the Company sold 4,300,000 unregistered shares of Common Stock in a private placement to multiple accredited investors at $0.25 per share of Common Stock or $1,075,000 in the aggregate.  No underwriting discounts or commissions were paid in connection with these transactions.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On March 28, 2007,2007, the Company issued the following cashless warrants, with each cashless warrant valid to purchase one unregistered share of Common Stock, to Tim Acton, Chief Executive Officer of the Company, as part of his initial compensation package: 500,000 shares of Common Stock at $0.25 per share exercisable on March 28, 2007, and on or before March 27, 2010; cashless warrants entitling him to purchase 1,500,000 shares of Common Stock at $0.25 per share exercisable March 28, 2008, and on or before March 27, 2011, with the additional stipulation that these warrants are valid only if he is employed by the Company on March 28, 2008; cashless warrants entitling him to purchase 1,500,000 shares of Common Stock at $0.25 per share exercisable March 28, 2009, and on or before March 27, 2012, with the additional stipulation that these warrants are valid only if he is employed by the Company on March 28, 2009; and cashless warrants entitling him to purchase 1,500,000 shares of Common Stock at $0.25 per share exercisable after March 28, 2010, and on or before March 27, 2013, with the additional stipulation that these warrants are valid only if he is employed by the Company on March 28, 2010.  No underwriting discounts or commissions were paid in connection with these transactions.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On May 25, 2007, the Company issued 4,000,000 cashless warrants to Lyle Durham, Director of the Company, as part of his compensation package, entitling him to purchase one unregistered share of Common Stock for each cashless warrant at $0.70 per share exercisable on or before May 24, 2012. Only 2,000,000 cashless warrants are exercisable immediately, the balance is subject to certain share price targets being sustainable for over 30 days.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On April 24, 2007, the Company issued 9,000,000 cashless warrants to a consultant entitling the security holder to purchase 90 unregistered shares of Common Stock for each cashless warrant at $1.00 per share exercisable on or before March 29, 2012 for every $100 of equity financing the security holder is successful in arranging for the Company.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On April 24, 2007, the Company issued 9,000,000 cashless warrants to a consultant entitling the security holder to purchase one unregistered share of Common Stock for each cashless warrant at $1.50 per share exercisable on or before March 29, 2012 provided two conditions are met:  1) the security holder is successful in arranging at least $10,000,000 in equity financing for the Company; and 2) the Common Stock sustains an average trading price of $1.50 per share for 30 consecutive trading days between the date of arranging the such equity financing  and March 29, 2012.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On March 24, 2007, the Company issued 2,000,000 cashless warrants to an accredited investor entitling the security holder to purchase one unregistered share of Common Stock for each cashless warrant at $0.445 per share exercisable on or before March 29, 2012.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On April 18, 2007, the Company issued 649,118 unregistered shares of Common Stock in lieu of cash for payment of interest totaling $162,280 that the Company owed on a  loan taken out in December 17, 2006, in which the Company had planned to borrow $1,150,000 in order to commence production. The loan was to be for 18 months due for repayment on June 16, 2008 with interest at 2% per month compounded monthly during the term of the loan. However, the Company decided not to go ahead with production in the near term and decided to repay this loan and settle the accrued interest by issuing the unregistered stock for the interest owing.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On April 11, 2007, the Company issued 320,000 unregistered shares of Common Stock to J. Roland Vetter, the President and Chief Financial Officer of the Company, in lieu of cash for $80,000 in previously earned salary.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On March 15, 2007, the Company issued 3,000 unregistered shares of Common Stock to a vendor in lieu of cash for three months telephony services valued at $0.75 per share that were provided to the Company.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On February 28, 2007, the Company issued to an accredited investor a convertible debenture in the amount of $25,000 at a rate of 24% interest per annum, with all outstanding principal and interest due on February 28, 2008.  On or prior to February 28, 2008, the security holder may elect to convert all outstanding principal and interest into gold at a 30% per ounce discount to market, or into 25,000 unregistered shares of Common Stock at $1.50 per share.  Also, the security holder received 25,000 warrants exercisable on or before February 28, 2008 to purchase 25,000 unregistered shares of Common Stock at $0.50 per share.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Gold Resources, Inc.

By: /s/ J. Roland Vetter
J. Roland Vetter
President and Chief Financial Officer

Dated:  July 3, 2007